================================================================================









                          PROVIDENT INVESTMENT COUNSEL

                            TAX MANAGED GROWTH FUND

                               Semi-Annual Report

                                 April 30, 1998









================================================================================

              Provident Investment Counsel Tax Managed Growth Fund

                            Message to Shareholders

Dear Shareholder,

The following is an interview with the members of the investment team at Provident Investment Counsel regarding the Provident Investment Counsel Tax Managed Growth Fund (the "Fund"). We hope this will provide you additional information and insight to the investment management process and performance of the Provident Investment Counsel Tax Managed Growth Fund.

Thank you for your continued confidence in Provident Investment Counsel.

Question: How did the Tax Managed Growth Fund perform relative to the overall market during the period ended April 30, 1998?

Answer: The Lipper Small Cap Index rose 11.17% for the period ended April 30, 1998, while the Fund's returns was 15.40% in the same period.

Question: What sectors of the market are driving the Fund's positive performance year-to-date?

Answer: The sectors with the most positive performance in the latest period include electronic technology, commercial services and health services. The Funds's holdings in electronic technology have made the largest impact. We have also focused our holdings in technology on those companies with the smallest amount of exposure, if any, to the Asian economics. Our total technology exposure, which includes electronic technology and technology services, relative to the broad market remains at a moderate level of roughly 30% of the Fund's assets.

Question: Why have shares of larger companies posted returns superior to those of smaller companies in general over the last couple of years? Will this continue to be the case?

Answer: At the beginning of 1998 we felt that the valuations of smaller companies, especially growth-oriented small companies, were significantly more attractive than their larger counterparts. That is based on their expected earnings and revenue growth over the next year relative to their current stock price. After the first four months of 1998, we have yet to see a performance differential materialize. In general we believe those companies, large or small, with the greatest visibility of both sales and earnings will be rewarded going forward.

              Provident Investment Counsel Tax Managed Growth Fund Schedule of Investments at April 30, 1998 (unaudited)

                                                                                        Percent of
Common Stocks - 94.91%                         Shares                Value              Net Assets
                                            -------------     -----------------      ----------------
Aerospace - 2.32%
Allied Signal, Inc.                              500          $          21,906                 2.32%

Banks - 1.08%
MBNA Corporation                                 300                     10,163                 1.08%

Beverage - 2.10%
Pepsico, Inc, - North Carolina                   500                     19,844                 2.10%

Biotechnology - 1.58%
Amgen, Inc.                                      250                     14,906                 1.58%

Commerical Services - 1.75%
Service Corporation International                400                     16,500                 1.75%

Computers - 4.22%
Diebold, Inc.                                    150                      6,150                 0.64%
Sun Microsystems, Inc.                           300                     12,356                 1.31%
Sungard Data Systems, Inc.                       600                     21,375                 2.27%
                                                               -----------------     -----------------
   Total Computers                                                       39,881                 4.22%
                                                               -----------------     -----------------

Diversified Financial Services - 7.32%
Federal National Mortgage Association            300                     17,963                 1.89%
Household International, Inc.                    250                     32,859                 3.48%
Travelers, Inc.                                  300                     18,356                 1.95%
                                                               -----------------     -----------------
   Total Diversified Financial Services                                  69,178                 7.32%
                                                               -----------------     -----------------

Food - 2.21%
Sara Lee Corporation                             350                     20,825                 2.21%

Health Care - 4.07%
Becton Dickinson, Inc.                           250                     17,406                 1.84%
United Healthcare Corporation                    300                     21,075                 2.23%
                                                               -----------------     -----------------
   Total Health Care                                                     38,481                 4.07%
                                                               -----------------     -----------------

Insurance - 5.54%
Aflac, Inc.                                      400                     26,000                 2.75%
American International Group, Inc.               200                     26,313                 2.79%
                                                               -----------------     -----------------
   Total Insurance                                                       52,313                 5.54%
                                                               -----------------     -----------------

Leisure Time - 5.25%
Carnival Corporation - Class A                   400                     27,825                 2.96%
Harley Davidson, Inc.                            600                     21,600                 2.29%
                                                               -----------------     -----------------
   Total Leisure Time                                                    49,425                 5.25%
                                                               -----------------     -----------------

Media - 6.80%
Time Warner, Inc.                                500                     39,250                 4.16%
Walt Disney Company Holding Company              200                     24,913                 2.64%
                                                               -----------------     -----------------
   Total Media                                                           64,163                 6.80%
                                                               -----------------     -----------------

See Notes to Financial Statements

              Provident Investment Counsel Tax Managed Growth Fund Schedule of Investments at April 30, 1998 (unaudited)

                                                                                        Percent of
Common Stocks - 94.91%                         Shares                Value              Net Assets
                                            -------------     -----------------      ----------------
Miscellaneous Manufacture - 3.26%
General Electric Company                         200          $          17,038                 1.81%
Tyco International Ltd. New                      250                     13,656                 1.45%
                                                               -----------------     -----------------
   Total Miscellaneous Manufacture                                       30,694                 3.26%
                                                               -----------------     -----------------

Oil & Gas Producers - 7.65%
Global Marine, Inc. - New                        850                     19,869                 2.11%
Halliburton Company                              500                     27,375                 2.90%
Schlumberger Ltd.                                300                     24,900                 2.64%
                                                               -----------------     -----------------
   Total Oil & Gas Producers                                             72,144                 7.65%
                                                               -----------------     -----------------

Pharmaceuticals - 5.45%
Elan Corporation PLC-ADR                         200                     12,425                 1.32%
Eli Lilly & Company                              300                     20,869                 2.21%
Merck & Company, Inc.                            150                     18,075                 1.92%
                                                               -----------------     -----------------
   Total Pharmaceuticals                                                 51,369                 5.45%
                                                               -----------------     -----------------

Pipelines - 3.13%
Enron Corporation                                600                     29,513                 3.13%

Radio - 1.01%
Chancellor Media Corporation                     200                      9,488                 1.01%

Retail - 8.88%
CVS Corporation                                  245                     18,069                 1.92%
Dayton Hudson Corporation                        300                     26,194                 2.78%
Proffitts, Inc.                                  800                     31,800                 3.37%
Safeway, Inc.                                    200                      7,625                 0.81%
                                                               -----------------     -----------------
   Total Retail                                                          83,688                 8.88%
                                                               -----------------     -----------------

Savings & Loans - 1.63%
Dime Bancorp, Inc. - New                         500                     15,344                 1.63%

Semiconductors - 2.57%
Intel Corporation                                300                     24,244                 2.57%

Software - 1.77%
Automatic Data Processing, Inc.                  250                     16,734                 1.77%

Telecommunication Equipment - 6.24%
Advanced Fibre Communications                    600                     25,425                 2.70%
Nokia Corporation - Sponsored ADR                500                     33,438                 3.54%
                                                               -----------------     -----------------
   Total Telecommunication Equipment                                     58,863                 6.24%
                                                               -----------------     -----------------

Telecommunications - 3.79%
Airtouch Communications, Inc.                    350                     18,594                 1.97%
Nextel Communications, Inc.                      600                     17,213                 1.82%
                                                               -----------------     -----------------
   Total Telecommunications                                              35,807                 3.79%
                                                               -----------------     -----------------

See Notes to Financial Statements

              Provident Investment Counsel Tax Managed Growth Fund Schedule of Investments at April 30, 1998 (unaudited)

                                                                                        Percent of
Common Stocks - 94.91%                         Shares                Value              Net Assets
                                            -------------     -----------------      ----------------
Telephone - 2.27%
Worldcom, Inc.                                   500          $          21,391                 2.27%

Tobacco - 0.98%
Philip Morris Companies, Inc.                    250                      9,281                 0.98%

Toys/Games/Hobbies - 1.22%
Mattel, Inc.                                     300                     11,489                 1.22%

Transportation - 0.82%
CNF Transportation, Inc.                         200                      7,725                 0.82%
                                                               -----------------     -----------------

Total Common Stock (Cost $818,807)                                     $895,359
                                                               -----------------

Total Investments (Cost $818,807)                                       895,359                94.91%
                                                               -----------------     -----------------

Other Assets Less Liabilities                                            48,017                 5.09%
                                                               -----------------     -----------------

Net Assets                                                     $        943,376               100.00%
                                                               =================     =================

See Notes to Financial Statements

              Provident Investment counsel Tax Managed Growth Fund
                       Statement of Assets and Liabilities
                        as of April 30, 1998 (unaudited)


ASSETS
Investments in securities at market value (cost $818,807)               $895,359
Cash                                                                      35,981
Receivables:
   Dividends                                                                 131
   Due from advisor (Note 3)                                              13,595
   Investment securities sold                                             43,784
Net deferred organization costs                                            4,671
                                                                        --------
       Total assets                                                      993,521
                                                                        --------


LIABILITIES
Investment securities purchased                                           34,800
Due to advisor (Note 3)                                                    5,000
Deferred Trustees' Compensation (Note 3)                                     875
Other accrued expenses                                                     9,470
                                                                        --------
       Total liabilities                                                  50,145
                                                                        --------

Net assets                                                              $943,376
                                                                        ========

Net asset value per share (applicable to 81,748 shares outstanding
unlimited number of shares authorized, $0.01 par value)                 $  11.54
                                                                        ========

SOURCE OF NET ASSETS
Paid-in capital                                                         $857,587
Accumulated net investment income                                            759
Undistributed net realized gain on investments                             8,478
Net unrealized appreciation on investments                                76,552
                                                                        --------

Net assets                                                              $943,376
                                                                        ========


See Notes to Financial Statements

              Provident Investment Counsel Tax Managed Growth Fund
                             Statement of Operations
              December 31, 1997* through April 30, 1998 (unaudited)


INVESTMENT INCOME
Income
       Dividend income                                                 $  1,701
       Interest income                                                    1,003
                                                                       --------
           Total income                                                   2,704
                                                                       --------

Expenses
       Administration fees (Note 3)                                       3,945
       Advisory fees (Note 3)                                             1,330
       Audit fees                                                         3,288
       Legal fees                                                           822
       Reports to shareholders                                              329
       Registration fees                                                    118
       Transfer agent fees                                                2,466
       Trustees' fees                                                     2,255
       Deferred organization costs amortization                             329
       Miscellaneous fees                                                   658
                                                                       --------
            Total expenses                                               15,540
            Less:  fees waived and expenses reimbursed (Note 3)         (13,595)
                                                                       --------
       Net expenses                                                       1,945
                                                                       --------

Net investment income                                                  $    759
                                                                       --------


NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments sold                                     8,478
Net change in unrealized appreciation on investments                     76,552
                                                                       --------
Net gain on investments                                                  85,030
                                                                       --------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 85,789
                                                                       ========


*Commencement of operations.

See Notes to Financial Statements

              Provident Investment Counsel Tax Managed Growth Fund
                 Statement of Changes in Net Assets (unaudited)



                                                                  Dec. 31, 1997*
                                                                      through
INCREASE IN NET ASSETS                                            April 30, 1998
                                                                  --------------

Operations
       Net investment income                                         $    759
       Net realized gain on investments                                 8,478
       Change in unrealized appreciation of investments                76,552
                                                                     --------
           Net increase in net assets resulting from operations        85,789
                                                                     --------

Capital share transactions
       Proceeds from shares sold                                      857,587
       Cost of shares redeemed                                           --
                                                                     --------
           Net increase from capital share transactions               857,587
                                                                     --------

Net increase in net assets                                            943,376

NET ASSETS
Beginning of period                                                      --
                                                                     --------
End of period (including undistributed net investment
income of $759)                                                      $943,376
                                                                     ========

CHANGES IN SHARES OUTSTANDING
Shares sold                                                            81,738
Shares issued on reinvestment of distributions                           --
Shares redeemed                                                          --
                                                                     --------
           Net increase in shares outstanding                          81,738
                                                                     ========

* Commencement of operations.


See Notes to Financial Statements

              Provident Investment Counsel Tax Managed Growth Fund
                        Financial Highlights (unaudited)


For a share outstanding throughout the period
                                                                Dec. 31, 1997*
                                                                    through
                                                                April 30, 1998
                                                                --------------


Net asset value, beginning of period                              $     10.00
Income from investment operations
       Net investment income                                             0.01
       Net realized and unrealized gain on investments                   1.53
                                                                  -----------
           Total from investment operations                              1.54
                                                                  -----------

Net asset value, end of period                                    $     11.54
                                                                  ===========

Total return                                                            15.40%+
                                                                  ===========

Net assets at end of period (in 000's)                            $       943
                                                                  ===========

Ratios of expenses to average net assets
       Before expense reimbursement                                      7.59%++
       After expense reimbursement                                       0.95%++
                                                                  ===========

Ratio of net investment income to average net assets,
net of expense reimbursement                                             0.37%++
                                                                  ===========

Portfolio turnover rate                                                 14.54%+
                                                                  ===========

Average commission rate paid                                      $    0.0429
                                                                  ===========

*Commencement of operations
+Not annualized
++Annualized

See Notes to Financial Statements

Provident Investment Counsel Tax Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

         Provident Investment Counsel Tax Managed Growth Fund (the "Fund) is one of the several series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $0.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The  following  is  a  summary  of  significant   accounting   policies
consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

         A. Security Valuation. Investments in securities are valued daily based upon latest closing market prices for those securities traded on national securities exchanges, or if there has been no sale that day at the mean between the last bid and asked prices, and at the closing bid price for those securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities and assets are valued at fair value, as determined in good faith by the Board of Trustees.

         B. Security Transactions and Related Investment Income. Securities transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are reported on an identified cost basis.

         C. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

         D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

         E.       Accounting  Estimates.  In preparing  financial  statements in conformity with general accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Provident Investment Counsel Tax Managed Growth Fund

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

         A. Investment Advisory Agreements. Pursuant to an Advisory Agreement with Provident Investment Counsel (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 0.65% of the Fund's daily average net assets. The Advisor has voluntarily taken to limit the Fund's expense to 0.95% of it's average daily net assets. For the period December 31, 1997 to April 30, 1998, the Adviser waived its fees of $1,330 and reimbursed the Fund $12,265 in expenses.

         B. Administration Agreement. Pursuant to an administration agreement with Investment Company Administration Corporation (the "Administrator" or "ICAC"), the Fund pays ICAC for its services a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $12,000.

         C. Distribution Agreement. First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares, but receives no compensation for its services. The Distributor is an affiliate of the Administrator.

         D. Deferred Trustees' Compensation Plan. On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value which would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.


NOTE 4 - INVESTMENT TRANSACTIONS

         For the period December 31, 1997 to April 30, 1998, purchases and sales of securities other than short-term securities aggregated $461,875 and $151,543, respectively. The cost of securities for federal income tax purposes was $818,807. The aggregate gross unrealized appreciation and depreciation of Fund securities, based on cost for federal income tax purposes, were as follows:


            Unrealized appreciation                           $83,274

            Unrealized depreciation                           $(6,722)
                                                              -------

                 Net unrealized appreciation                  $76,552
                                                              -------